UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report

(Date of earliest event reported)

January 13, 2009

AMERICAN EAGLE OUTFITTERS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-23760	13-2721761
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

77 Hot Metal Street Pittsburgh, Pennsylvania	15203-2329
(Address of principal executive offices)	(Zip Code)

(412) 432-3300

(Registrant's telephone number,

including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

On January 13, 2009, American Eagle Outfitters, Inc. (the "Company") entered into an amended and restated employment agreement with Roger S. Markfield, which supersedes and replaces his prior employment agreement.  Under the agreement, Mr. Markfield will assume the position of Vice Chairman and Executive Creative Director of the Company beginning with the start of Fiscal 2009 through Fiscal 2012 ("the Active Term").  As compensation under the agreement, Mr. Markfield's annual base salary will be $850,000 during the Active Term.  Mr. Markfield will also be eligible to receive the following:  (1) an annual performance based incentive bonus targeted at 90% of his base salary with potential to receive up to 180% of base salary during the Active Term, (2) annual performance based restricted stock grants having a grant date value of $1,000,000 each, (3) a long term incentive bonus in an amount equal to a portion of his base salary for each fiscal year during the Active Term multiplied by a percentage factor that shall be (a) targeted at fifty percent of his targeted annual incentive bonus percentage for each fiscal year during the Active Term and (b) not greater than one hundred percent of his targeted annual incentive bonus percentage for each fiscal year during the Active Term, and (4) a one-time, performance based stock option grant of 900,000 shares of the Company's common stock.  Following the Active Term, Mr. Markfield will receive renewal term compensation of $1,343,000 per year for three years, which is the same amount as the balance of the renewal term compensation previously payable under his prior employment agreement.  A copy of the amended and restated employment agreement is filed herewith as exhibit 10.1 and is incorporated herein by reference.

Item 1.02. Termination of a Material Definitive Agreement

The information contained in Item 1.01 above is herein incorporated by reference.

Item 8.01. Other Events

The information in this Item 8.01 of Form 8-K, including the accompanying exhibits, shall not be deemed to be "filed" for the purposes of Section 18 of the Securities and Exchange Act of 1934 (the "Exchange Act"), or otherwise subject to the liability of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.

On January 15, 2009, the Company issued a press release announcing the signing of Mr. Markfield's employment agreement.  A copy of this press release is attached hereto as exhibit 99.1.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits

Exhibit No.	Description
10.1	Employment Agreement between the Company and Roger S. Markfield, dated January 13, 2009
99.1	Press Release dated January 15, 2009 announcing the signing of Mr. Markfield's employment agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN EAGLE OUTFITTERS, INC.
(Registrant)

Date: January 14, 2009	By:	/s/ Neil Bulman, Jr.
Neil Bulman, Jr.
Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description
10.1*	Employment Agreement between the Company and Roger S. Markfield, dated January 13, 2009
99.1**	Press Release dated January 15, 2009 announcing the signing of Mr. Markfield's employment agreement

* Such Exhibit is being filed herewith pursuant to Item 1.01 of the Current Report on Form 8-K.
** Such Exhibit is being furnished herewith pursuant to Item 8.01 of the Current Report on Form 8-K.